Exhibit 4.1

BRISTOL-MYERS SQUIBB COMPANY

and

THE BANK OF NEW YORK MELLON,
Trustee

TENTH SUPPLEMENTAL INDENTURE

Dated as of May 16, 2019

to

INDENTURE

Dated as of June 1, 1993

$750,000,000 Senior Floating Rate Notes due 2020
$500,000,000 Senior Floating Rate Notes due 2022
$1,000,000,000 2.550% Senior Notes due 2021
$1,500,000,000 2.600% Senior Notes due 2022
$3,250,000,000 2.900% Senior Notes due 2024
$2,250,000,000 3.200% Senior Notes due 2026
$4,000,000,000 3.400% Senior Notes due 2029
$2,000,000,000 4.125% Senior Notes due 2039
$3,750,000,000 4.250% Senior Notes due 2049

EXHIBIT A	FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S
EXHIBIT B	FORM OF SUPPLEMENTAL INDENTURE IN RESPECT OF SUBSIDIARY GUARANTEES
EXHIBIT C	FORM OF 2020 FLOATING RATE NOTE
EXHIBIT D	FORM OF 2022 FLOATING RATE NOTE
EXHIBIT E	FORM OF 2021 NOTE
EXHIBIT F	FORM OF 2022 NOTE
EXHIBIT G	FORM OF 2024 NOTE
EXHIBIT H	FORM OF 2026 NOTE
EXHIBIT I	FORM OF 2029 NOTE
EXHIBIT J	FORM OF 2039 NOTE
EXHIBIT K	FORM OF 2049 NOTE

ii

TENTH SUPPLEMENTAL INDENTURE, dated as of May 16, 2019 (the “Tenth Supplemental Indenture”), between Bristol-Myers Squibb Company, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 430 East 29th Street, New York, New York 10016 (the “Company”), and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)), as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of June 1, 1993 (the “Base Indenture” and as heretofore supplemented, the “Indenture”), to The Bank of New York Mellon (successor to The Chase Manhattan Bank (National Association)), as trustee, to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, the Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”);

WHEREAS, in connection with the Merger, on April 17, 2019 the Company commenced exchange offers (the “Exchange Offers”) and concurrent consent solicitations to exchange any and all of the then outstanding notes of Celgene with an aggregate principal amount of $19,850,000,000 for notes that the Company intends to issue in connection with the Exchange Offers;

WHEREAS, the Company desires (a), pursuant to Section 901 of the Base Indenture, to provide for the issuance of (i) a new series of its Securities to be known as its Senior Floating Rate Notes due 2020 (the “2020 Floating Rate Notes”), (i) a new series of its Securities to be known as its Senior Floating Rate Notes due 2022 (the “2022 Floating Rate Notes” and, together with the 2020 Floating Rate Notes, the “Floating Rate Notes”), (iii) a new series of its Securities to be known as its 2.550% Senior Notes due 2021 (the “2021 Notes”), (iv) a new series of its Securities to be known as its 2.600% Senior Notes due 2022 (the “2022 Notes”), (v) a new series of its Securities to be known as its 2.900% Senior Notes due 2024 (the “2024 Notes”), (vi) a new series of its Securities to be known as its 3.200% Senior Notes due 2026 (the “2026 Notes”), (vii) a new series of its Securities to be known as its 3.400% Senior Notes due 2029 (the “2029 Notes”), (viii) a new series of its Securities to be known as its 4.125% Senior Notes due 2039 (the “2039 Notes”) and (ix) a new series of its Securities to be known as its 4.250% Senior Notes due 2049 (the “2049 Notes” and, together with the 2021 Notes, 2022 Notes, the 2024 Notes, the 2026 Notes, the 2029 Notes and the 2039 Notes, the “Fixed Rate Notes,” and the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”), (b) to establish the forms of each of the Notes thereof, as in Section 202 of the Base Indenture provided, (c) to set forth the terms thereof, as in Section 301 of the Base Indenture provided and (d) pursuant to Section 901 of the Base Indenture, to modify certain terms of the Base Indenture and to provide certain additional provisions with respect to the Notes and the Guarantees as hereinafter described;

WHEREAS, the Board of Directors of the Company, pursuant to a resolution duly adopted on March 7, 2019, has duly authorized the issuance of up to $25,000,000,000 of the Company’s securities and the Board Finance Committee of the Board of Directors, pursuant to its Unanimous Written Consent in Lieu of a Meeting, dated May 7, 2019, has duly authorized the issuance of $750,000,000 aggregate principal amount of the 2020 Floating Rate Notes, $500,000,000 aggregate principal amount of the 2022 Floating Rate Notes, $1,000,000,000 aggregate principal amount of the 2021 Notes, $1,500,000,000 aggregate principal amount of the 2022 Notes, $3,250,000,000 aggregate principal amount of the 2024 Notes, $2,250,000,000 aggregate principal amount of the 2026 Notes, $4,000,000,000 aggregate principal amount of the 2029 Notes, $2,000,000,000 aggregate principal amount of the 2039 Notes and $3,750,000,000 aggregate principal amount of the 2049 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this Tenth Supplemental Indenture; and

WHEREAS, all things necessary to make this Tenth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I
DEFINITIONS

Section 1.01          Definition of Terms. Unless the context otherwise requires:

(a)          “2020 Floating Rate Note LIBOR Alternative Rate Provision” has the meaning specified in Section 2.01(g) hereof.

(b)          “2022 Floating Rate Note LIBOR Alternative Rate Provision” has the meaning specified in Section 2.02(g) hereof.

(c)          “Adjustments” means adjustments to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions.

(d)          “Alternative Rate” means the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR.

(e)          “Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depository for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time;

(f)           “Calculation Agent” has the meaning specified in Section 2.01(g) hereof.

(g)          “Clearstream” means Clearstream Banking, S.A., Luxembourg;

(h)          “Custodian” means Cede & Co., the nominee of the Depository;

(i)           “Depository” means The Depository Trust Company, its nominees and their respective successors;

(j)           “Domestic Subsidiary” means a Subsidiary that is organized or established under the laws of the United States of America, any state thereof or the District of Columbia;

(k)          “Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System;

(l)           “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

(m)         “Exchange Notes” has the meaning specified in the Registration Rights Agreement;

(n)          “Global Notes Legend” means the legend set forth in Section 204(a)(iv) of the Base Indenture;

(o)          “Guarantor” means Celgene from and after the date, if any, that it executes a supplemental indenture pursuant to Section 6.02 hereof until the date that such entity is released from its Guarantees;

(p)          “IFA” means an independent financial advisor.

(q)          “Initial Notes” means the Notes issued pursuant to this Tenth Supplemental Indenture on the date hereof;

(r)           “LIBOR Alternative Rate Provision” means the 2020 Floating Rate Note LIBOR Alternative Rate Provision and the 2022 Floating Rate Note LIBOR Alternative Rate Provision.

(s)           “LIBOR Event” means the permanent discontinuance of LIBOR.

(t)           “Purchase Agreement” means the Purchase Agreement dated as of May 7, 2019 by and among the Company and the Representatives;

(u)          “QIB” means qualified institutional buyer as specified in Rule 144A promulgated under the Securities Act;

(v)          “Redeemable Notes” means the 2021 Notes, the 2022 Notes, the 2024 Notes, the 2026 Notes, the 2029 Notes, the 2039 Notes and the 2049 Notes.

(w)        “Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes in an exchange registered under the Securities Act;

(x)          “Registration Rights Agreement” means the Registration Rights Agreement dated as of May 16, 2019, by and among the Company and the Representatives;

(y)          “Regulation S” means Regulation S promulgated under the Securities Act;

(z)          “Regulation S Notes” means all Notes offered and sold in an offshore transaction in reliance on Regulation S;

(aa)         “Representatives” means Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the initial purchasers named in Schedule I to the Purchase Agreement;

(bb)        “Restricted Notes Legend” means the legend set forth in Section 4.02(e)(i) hereof;

(cc)        “Restricted Period” means with respect to any Notes the period that is 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the date of original issuance with respect to such Notes;

(dd)        “Rule 144” means Rule 144 promulgated under the Securities Act;

(ee)         “Rule 144A” means Rule 144A promulgated under the Securities Act;

(ff)          “Rule 144A Notes” means all Notes offered and sold to purchasers reasonably believed to be QIBs in reliance on Rule 144A;

(gg)        “Securities Act” means the U.S. Securities Act of 1933, as amended;

(hh)        “Transfer Restricted Note” means any Note that bears or is required to bear a Restricted Notes Legend;

(ii)          each term defined in the Base Indenture has the same meaning when used in this Tenth Supplemental Indenture;

(jj)          each term defined anywhere in this Tenth Supplemental Indenture has the same meaning throughout;

(kk)        the singular includes the plural and vice versa; and

(ll)          headings are for convenience of reference only and do not affect interpretation.

ARTICLE II
GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01         General Terms and Conditions of the 2020 Floating Rate Notes.

(a)         Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “Floating Rate Notes due 2020,” which is not limited in aggregate principal amount. The aggregate principal amount of 2020 Floating Rate Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2020 Floating Rate Notes, pursuant to Section 303 of the Base Indenture.

(b)         Maturity. The Stated Maturity of principal of the 2020 Floating Rate Notes is November 16, 2020. If the Stated Maturity is not a Business Day, the Company will make the required payment on the following Business Day, and no interest will accrue as a result of such delay.

(c)         Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2020 Floating Rate Notes, create and issue additional 2020 Floating Rate Notes. Any such additional 2020 Floating Rate Notes will rank equally and ratably with the 2020 Floating Rate Notes and will have the same interest rate, maturity date and other terms as the 2020 Floating Rate Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2020 Floating Rate Notes. Any such additional 2020 Floating Rate Notes, together with the 2020 Floating Rate Notes herein provided for and any Exchange Notes issued with respect to the 2020 Floating Rate Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2020 Floating Rate Notes herein provided for. Any additional 2020 Floating Rate Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2020 Floating Rate Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2020 Floating Rate Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2020 Floating Rate Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2020 Floating Rate Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2020 Floating Rate Notes represented by Global Securities, the Company may issue 2020 Floating Rate Notes in definitive form in exchange for 2020 Floating Rate Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2020 Floating Rate Notes will be entitled to physical delivery in definitive form of 2020 Floating Rate Notes, equal in principal amount to such beneficial interest and to have such 2020 Floating Rate Notes registered in its name as shall be established in a Company Order.

(g)        Interest. The 2020 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to three-month LIBOR plus 0.200% per annum. Interest will be payable on the 2020 Floating Rate Notes quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, and on the relevant maturity date, commencing on August 16, 2019 (each, a “floating rate interest payment date”), to the persons in whose names such 2020 Floating Rate Notes are registered on the record date; provided, however, that interest payable on the relevant maturity date or any relevant redemption date will be payable to the persons to whom the principal of such 2020 Floating Rate Notes is payable. If a floating rate interest payment date (other than any maturity date or any earlier redemption date) is not a Business Day, then such floating rate interest payment date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such floating rate interest payment date shall be the immediately preceding Business Day. If the relevant maturity date or any earlier redemption date of any 2020 Floating Rate Notes falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after such maturity date or earlier redemption date, as applicable.

The 2020 Floating Rate Notes will bear interest for each interest period at a rate determined by the Trustee, acting as calculation agent (the “Calculation Agent”). The interest rate on each series of 2020 Floating Rate Notes for each day of an interest period will be a rate equal to LIBOR as determined on the interest determination date plus the amount, per year, described under this Subsection (g).

The interest rate for each interest period will be reset for the 2020 Floating Rate Notes on February 16, May 16, August 16 and November 16 of each year (each such date, an “interest reset date”), and, in each case, will be set for the initial interest period on the date of original issuance of the 2020 Floating Rate Notes. If any interest reset date would otherwise be a day that is not a Business Day, such interest reset date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such interest reset date shall be the immediately preceding Business Day. The initial interest period for the 2020 Floating Rate Notes will be the period from and including the original issuance date of the 2020 Floating Rate Notes to, but not including, the first interest reset date. Thereafter, an “interest period” shall mean the period from and including an interest reset date to, but not including, the next succeeding interest reset date and, in the case of the last such period, from and including the interest reset date immediately preceding the maturity date or any earlier redemption date, as the case may be, to, but not including, such maturity date or earlier redemption date.

The interest determination date for the initial interest period will be the date that is the second London Business Day preceding the date of original issuance of the 2020 Floating Rate Notes and for any other interest period will be the second London Business Day preceding the relevant interest reset date. A “London Business Day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. Promptly upon determination, the Calculation Agent will inform the Company of the interest rate for the next interest period.

Absent manifest error, the determination of the interest rate by the Calculation Agent shall be conclusive and binding on the holders of the 2020 Floating Rate Notes, the Trustee and the Company. So long as LIBOR is required to be determined with respect to the 2020 Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish LIBOR for any interest period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months as such rate appears on Bloomberg L.P.’s page “BBAM” at approximately 11:00 a.m., London time, on such interest determination date. If on an interest determination date, such rate does not appear on the Bloomberg L.P.’s page “BBAM” at approximately 11:00 a.m., London time, or if Bloomberg L.P.’s page “BBAM” is not available at such time, the Calculation Agent will obtain such rate from “Reuters Page LIBOR01.”

Subject to the immediately following paragraph, if no offered rate appears on Bloomberg L.P.’s page “BBAM” or “Reuters Page LIBOR01” on an interest determination date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and shall request each of their principal London offices to provide to the Calculation Agent a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1 million are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1 million that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

Notwithstanding the paragraph immediately above, if the Company determines, in its sole discretion, that a LIBOR Event has occurred and has notified the Calculation Agent of such determination, the Calculation Agent will use, as directed by the Company, the Alternative Rate as a substitute for LIBOR for each future floating rate interest determination date. As part of such substitution, the Calculation Agent will, as directed by the Company, make Adjustments, in each case that are consistent with market practice for the use of such Alternative Rate. Notwithstanding the foregoing, if the Company determines that there is no Alternative Rate, the Company may, in its sole discretion, appoint an IFA to determine an appropriate Alternative Rate and any Adjustments, and the decision of the IFA will be conclusive and binding on the Company, the Calculation Agent, the Trustee and the holders of 2020 Floating Rate Notes. If a LIBOR Event has occurred, but for any reason an Alternative Rate has not been determined or there is no such market practice for the use of such Alternative Rate (and, in each case, an IFA has not determined an appropriate Alternative Rate and Adjustments), the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period (for purposes hereof, this paragraph will be referred to as the “2020 Floating Rate Note LIBOR Alternative Rate Provision”).

The amount of interest for each day that the 2020 Floating Rate Notes of any series are outstanding (the “daily interest amount”) will be calculated by dividing the floating interest rate in effect for such day for such series by 360 and multiplying the result by the principal amount of the 2020 Floating Rate Notes of such series (known as the “Actual/360” day count). The amount of interest to be paid on the 2020 Floating Rate Notes for any interest period will be calculated by adding the daily interest amounts for each day in such interest period.

The interest rate on the 2020 Floating Rate Notes will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

All percentages resulting from any calculation of any interest rate for the 2020 Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

Upon prior written request from any holder of the 2020 Floating Rate Notes, the Calculation Agent will provide the interest rate in effect on the 2020 Floating Rate Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

(h)          Authorized Denominations. The 2020 Floating Rate Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2020 Floating Rate Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)           Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2020 Floating Rate Notes and will act as such only at its offices in New York, New York.

The Company hereby initially appoints the Trustee as Calculation Agent for the 2020 Floating Rate Notes until such time as the Trustee has resigned or a successor has been appointed.

Section 2.02         General Terms and Conditions of the 2022 Floating Rate Notes.

(a)         Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “Floating Rate Notes due 2022,” which is not limited in aggregate principal amount. The aggregate principal amount of 2022 Floating Rate Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2022 Floating Rate Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2022 Floating Rate Notes is May 16, 2022. If the Stated Maturity is not a Business Day, the Company will make the required payment on the following Business Day, and no interest will accrue as a result of such delay.

(c)         Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2022 Floating Rate Notes, create and issue additional 2022 Floating Rate Notes. Any such additional 2022 Floating Rate Notes will rank equally and ratably with the 2022 Floating Rate Notes and will have the same interest rate, maturity date and other terms as the 2022 Floating Rate Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2022 Floating Rate Notes. Any such additional 2022 Floating Rate Notes, together with the 2022 Floating Rate Notes herein provided for and any Exchange Notes issued with respect to the 2022 Floating Rate Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2022 Floating Rate Notes herein provided for. Any additional 2022 Floating Rate Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2022 Floating Rate Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2022 Floating Rate Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2022 Floating Rate Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2022 Floating Rate Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2022 Floating Rate Notes represented by Global Securities, the Company may issue 2022 Floating Rate Notes in definitive form in exchange for 2022 Floating Rate Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2022 Floating Rate Notes will be entitled to physical delivery in definitive form of 2022 Floating Rate Notes, equal in principal amount to such beneficial interest and to have such 2022 Floating Rate Notes registered in its name as shall be established in a Company Order.

(g)         Interest. The 2022 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to three-month LIBOR plus 0.380% per annum. Interest will be payable on the 2022 Floating Rate Notes quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, and on the relevant maturity date, commencing on August 16, 2019 (each, a “floating rate interest payment date”), to the persons in whose names such 2022 Floating Rate Notes are registered on the record date; provided, however, that interest payable on the relevant maturity date or any relevant redemption date will be payable to the persons to whom the principal of such 2022 Floating Rate Notes is payable. If a floating rate interest payment date (other than any maturity date or any earlier redemption date) is not a Business Day, then such floating rate interest payment date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such floating rate interest payment date shall be the immediately preceding Business Day. If the relevant maturity date or any earlier redemption date of any 2022 Floating Rate Notes falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after such maturity date or earlier redemption date, as applicable.

The 2022 Floating Rate Notes will bear interest for each interest period at a rate determined by the Calculation Agent. The interest rate on each series of 2022 Floating Rate Notes for each day of an interest period will be a rate equal to LIBOR as determined on the interest determination date plus the amount, per year, described under this Subsection (g).

The interest rate for each interest period will be reset for the 2022 Floating Rate Notes on February 16, May 16, August 16 and November 16 of each year (each such date, an “interest reset date”), and, in each case, will be set for the initial interest period on the date of original issuance of the 2022 Floating Rate Notes. If any interest reset date would otherwise be a day that is not a Business Day, such interest reset date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such interest reset date shall be the immediately preceding Business Day. The initial interest period for the 2022 Floating Rate Notes will be the period from and including the original issuance date of the 2022 Floating Rate Notes to, but not including, the first interest reset date. Thereafter, an “interest period” shall mean the period from and including an interest reset date to, but not including, the next succeeding interest reset date and, in the case of the last such period, from and including the interest reset date immediately preceding the maturity date or any earlier redemption date, as the case may be, to, but not including, such maturity date or earlier redemption date.

The interest determination date for the initial interest period will be the date that is the second London Business Day preceding the date of original issuance of the 2022 Floating Rate Notes and for any other interest period will be the second London Business Day preceding the relevant interest reset date. A “London Business Day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. Promptly upon determination, the Calculation Agent will inform the Company of the interest rate for the next interest period.

Absent manifest error, the determination of the interest rate by the Calculation Agent shall be conclusive and binding on the holders of the 2022 Floating Rate Notes, the Trustee and the Company. So long as LIBOR is required to be determined with respect to the 2022 Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish LIBOR for any interest period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months as such rate appears on Bloomberg L.P.’s page “BBAM” at approximately 11:00 a.m., London time, on such interest determination date. If on an interest determination date, such rate does not appear on the Bloomberg L.P.’s page “BBAM” at approximately 11:00 a.m., London time, or if Bloomberg L.P.’s page “BBAM” is not available at such time, the Calculation Agent will obtain such rate from “Reuters Page LIBOR01.”

Subject to the immediately following paragraph, if no offered rate appears on Bloomberg L.P.’s page “BBAM” or “Reuters Page LIBOR01” on an interest determination date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and shall request each of their principal London offices to provide to the Calculation Agent a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1 million are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1 million that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

Notwithstanding the paragraph immediately above, if the Company determines, in its sole discretion, that a LIBOR Event has occurred and has notified the Calculation Agent of such determination, the Calculation Agent will use, as directed by the Company, the Alternative Rate as a substitute for LIBOR for each future floating rate interest determination date. As part of such substitution, the Calculation Agent will, as directed by the Company, make Adjustments, in each case that are consistent with market practice for the use of such Alternative Rate. Notwithstanding the foregoing, if the Company determines that there is no Alternative Rate, the Company may, in its sole discretion, appoint an IFA to determine an appropriate Alternative Rate and any Adjustments, and the decision of the IFA will be conclusive and binding on the Company, the Calculation Agent, the Trustee and the holders of 2022 Floating Rate Notes. If a LIBOR Event has occurred, but for any reason an Alternative Rate has not been determined or there is no such market practice for the use of such Alternative Rate (and, in each case, an IFA has not determined an appropriate Alternative Rate and Adjustments), the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period (for purposes hereof, this paragraph will be referred to as the “2022 Floating Rate Note LIBOR Alternative Rate Provision”).

The amount of interest for each day that the 2022 Floating Rate Notes of any series are outstanding (the “daily interest amount”) will be calculated by dividing the floating interest rate in effect for such day for such series by 360 and multiplying the result by the principal amount of the 2022 Floating Rate Notes of such series (known as the “Actual/360” day count). The amount of interest to be paid on the 2022 Floating Rate Notes for any interest period will be calculated by adding the daily interest amounts for each day in such interest period.

The interest rate on the 2022 Floating Rate Notes will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

All percentages resulting from any calculation of any interest rate for the 2022 Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

Upon prior written request from any holder of the 2022 Floating Rate Notes, the Calculation Agent will provide the interest rate in effect on the 2022 Floating Rate Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

(h)          Authorized Denominations. The 2022 Floating Rate Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2022 Floating Rate Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2022 Floating Rate Notes and will act as such only at its offices in New York, New York.

The Company hereby initially appoints the Trustee as Calculation Agent for the 2022 Floating Rate Notes until such time as the Trustee has resigned or a successor has been appointed.

Section 2.03         General Terms and Conditions of the 2021 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.550% Notes due 2021,” which is not limited in aggregate principal amount. The aggregate principal amount of 2021 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2021 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2021 Notes is May 14, 2021. If the Stated Maturity is not a Business Day, the Company will make the required payment on the following Business Day, and no interest will accrue as a result of such delay.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2021 Notes, create and issue additional 2021 Notes. Any such additional 2021 Notes will rank equally and ratably with the 2021 Notes and will have the same interest rate, maturity date and other terms as the 2021 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2021 Notes. Any such additional 2021 Notes, together with the 2021 Notes herein provided for and any Exchange Notes issued with respect to the 2021 Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2021 Notes herein provided for. Any additional 2021 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2021 Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2021 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2021 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2021 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2021 Notes represented by Global Securities, the Company may issue 2021 Notes in definitive form in exchange for 2021 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2021 Notes will be entitled to physical delivery in definitive form of 2021 Notes, equal in principal amount to such beneficial interest and to have such 2021 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2021 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 16, 2019 at the rate of 2.550% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from May 16, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 14 and November 14, commencing on November 14, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the date that is 15 calendar days prior to the next relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

(h)          Authorized Denominations. The 2021 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2021 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)           Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2021 Notes and will act as such only at its offices in New York, New York.

Section 2.04         General Terms and Conditions of the 2022 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.600% Notes due 2022,” which is not limited in aggregate principal amount. The aggregate principal amount of 2022 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2022 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2022 Notes is May 16, 2022. If the Stated Maturity is not a Business Day, the Company will make the required payment on the following Business Day, and no interest will accrue as a result of such delay.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2022 Notes, create and issue additional 2022 Notes. Any such additional 2022 Notes will rank equally and ratably with the 2022 Notes and will have the same interest rate, maturity date and other terms as the 2022 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2022 Notes. Any such additional 2022 Notes, together with the 2022 Notes herein provided for and any Exchange Notes issued with respect to the 2022 Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2022 Notes herein provided for. Any additional 2022 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2022 Notes shall be payable in U.S. dollars.

(e)          Global Notes. Upon their original issuance, the 2022 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2022 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2022 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2022 Notes represented by Global Securities, the Company may issue 2022 Notes in definitive form in exchange for 2022 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2022 Notes will be entitled to physical delivery in definitive form of 2022 Notes, equal in principal amount to such beneficial interest and to have such 2022 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2022 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 16, 2019 at the rate of 2.600% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from May 16, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 16 and November 16, commencing on November 16, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the date that is 15 calendar days prior to the next relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

(h)          Authorized Denominations. The 2022 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2022 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)          Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2022 Notes and will act as such only at its offices in New York, New York.

Section 2.05         General Terms and Conditions of the 2024 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.900% Notes due 2024,” which is not limited in aggregate principal amount. The aggregate principal amount of 2024 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2024 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2024 Notes is July 26, 2024. If the Stated Maturity is not a Business Day, the Company will make the required payment on the following Business Day, and no interest will accrue as a result of such delay.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2024 Notes, create and issue additional 2024 Notes. Any such additional 2024 Notes will rank equally and ratably with the 2024 Notes and will have the same interest rate, maturity date and other terms as the 2024 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2024 Notes. Any such additional 2024 Notes, together with the 2024 Notes herein provided for and any Exchange Notes issued with respect to the 2024 Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2024 Notes herein provided for. Any additional 2024 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2024 Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2024 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2024 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2024 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2024 Notes represented by Global Securities, the Company may issue 2024 Notes in definitive form in exchange for 2024 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2024 Notes will be entitled to physical delivery in definitive form of 2024 Notes, equal in principal amount to such beneficial interest and to have such 2024 Notes registered in its name as shall be established in a Company Order.

(g)         Interest. The 2024 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 16, 2019 at the rate of 2.900% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from May 16, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are January 26 and July 26, commencing on January 26, 2020; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the date that is 15 calendar days prior to the next relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

(h)          Authorized Denominations. The 2024 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2024 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)           Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2024 Notes and will act as such only at its offices in New York, New York.

Section 2.06         General Terms and Conditions of the 2026 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.200% Notes due 2026,” which is not limited in aggregate principal amount. The aggregate principal amount of 2026 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2026 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2026 Notes is June 15, 2026. If the Stated Maturity is not a Business Day, the Company will make the required payment on the following Business Day, and no interest will accrue as a result of such delay.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2026 Notes, create and issue additional 2026 Notes. Any such additional 2026 Notes will rank equally and ratably with the 2026 Notes and will have the same interest rate, maturity date and other terms as the 2026 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2026 Notes. Any such additional 2026 Notes, together with the 2026 Notes herein provided for and any Exchange Notes issued with respect to the 2026 Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2026 Notes herein provided for. Any additional 2026 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2026 Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2026 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2026 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2026 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2026 Notes represented by Global Securities, the Company may issue 2026 Notes in definitive form in exchange for 2026 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2026 Notes will be entitled to physical delivery in definitive form of 2026 Notes, equal in principal amount to such beneficial interest and to have such 2026 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2026 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 16, 2019 at the rate of 3.200% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from May 16, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, commencing on December 15, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the date that is 15 calendar days prior to the next relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

(h)          Authorized Denominations. The 2026 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)          Redemption. The 2026 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)           Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2026 Notes and will act as such only at its offices in New York, New York.

Section 2.07         General Terms and Conditions of the 2029 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “3.400% Notes due 2029,” which is not limited in aggregate principal amount. The aggregate principal amount of 2029 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2029 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2029 Notes is July 26, 2029. If the Stated Maturity is not a Business Day, the Company will make the required payment on the following Business Day, and no interest will accrue as a result of such delay.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2029 Notes, create and issue additional 2029 Notes. Any such additional 2029 Notes will rank equally and ratably with the 2029 Notes and will have the same interest rate, maturity date and other terms as the 2029 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2029 Notes. Any such additional 2029 Notes, together with the 2029 Notes herein provided for and any Exchange Notes issued with respect to the 2029 Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2029 Notes herein provided for. Any additional 2029 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2029 Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2029 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2029 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2029 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2029 Notes represented by Global Securities, the Company may issue 2029 Notes in definitive form in exchange for 2029 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2029 Notes will be entitled to physical delivery in definitive form of 2029 Notes, equal in principal amount to such beneficial interest and to have such 2029 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2029 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 16, 2019 at the rate of 3.400% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from May 16, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are January 26 and July 26, commencing on January 26, 2020; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the date that is 15 calendar days prior to the next relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

(h)          Authorized Denominations. The 2029 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)           Redemption. The 2029 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)           Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2029 Notes and will act as such only at its offices in New York, New York.

Section 2.08         General Terms and Conditions of the 2039 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.125% Notes due 2039,” which is not limited in aggregate principal amount. The aggregate principal amount of 2039 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2039 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2039 Notes is June 15, 2039. If the Stated Maturity is not a Business Day, the Company will make the required payment on the following Business Day, and no interest will accrue as a result of such delay.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2039 Notes, create and issue additional 2039 Notes. Any such additional 2039 Notes will rank equally and ratably with the 2039 Notes and will have the same interest rate, maturity date and other terms as the 2039 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2039 Notes. Any such additional 2039 Notes, together with the 2039 Notes herein provided for and any Exchange Notes issued with respect to the 2039 Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2039 Notes herein provided for. Any additional 2039 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2039 Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2039 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2039 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2039 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2039 Notes represented by Global Securities, the Company may issue 2039 Notes in definitive form in exchange for 2039 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2039 Notes will be entitled to physical delivery in definitive form of 2039 Notes, equal in principal amount to such beneficial interest and to have such 2039 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2039 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 16, 2019 at the rate of 4.125% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from May 16, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, commencing on December 15, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the date that is 15 calendar days prior to the next relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

(h)          Authorized Denominations. The 2039 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)           Redemption. The 2039 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)           Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2039 Notes and will act as such only at its offices in New York, New York.

Section 2.09         General Terms and Conditions of the 2049 Notes.

(a)          Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.250% Notes due 2049,” which is not limited in aggregate principal amount. The aggregate principal amount of 2049 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2049 Notes, pursuant to Section 303 of the Base Indenture.

(b)          Maturity. The Stated Maturity of principal of the 2049 Notes is October 26, 2049. If the Stated Maturity is not a Business Day, the Company will make the required payment on the following Business Day, and no interest will accrue as a result of such delay.

(c)          Additional Issues. The Company may from time to time, without notice to or the consent of the Holders of the 2049 Notes, create and issue additional 2049 Notes. Any such additional 2049 Notes will rank equally and ratably with the 2049 Notes and will have the same interest rate, maturity date and other terms as the 2049 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional 2049 Notes. Any such additional 2049 Notes, together with the 2049 Notes herein provided for and any Exchange Notes issued with respect to the 2049 Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2049 Notes herein provided for. Any additional 2049 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

(d)          Payment. Principal of, premium, if any, and interest on the 2049 Notes shall be payable in U.S. dollars.

(e)         Global Notes. Upon their original issuance, the 2049 Notes will be represented by one or more Global Securities registered in the name of the Custodian. The Company will issue the 2049 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with the Depository or its custodian and register the Global Securities in the name of the Custodian.

(f)          Notes in Definitive Form. If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2049 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2049 Notes represented by Global Securities, the Company may issue 2049 Notes in definitive form in exchange for 2049 Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the 2049 Notes will be entitled to physical delivery in definitive form of 2049 Notes, equal in principal amount to such beneficial interest and to have such 2049 Notes registered in its name as shall be established in a Company Order.

(g)          Interest. The 2049 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from May 16, 2019 at the rate of 4.250% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Base Indenture) will include interest accrued from May 16, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are April 26 and October 26, commencing on October 26, 2019; and the Record Date for the interest payable on any Interest Payment Date is the close of business on the date that is 15 calendar days prior to the next relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

(h)          Authorized Denominations. The 2049 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(i)           Redemption. The 2049 Notes are subject to redemption at the option of the Company as described in Article Three hereof.

(j)           Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2049 Notes and will act as such only at its offices in New York, New York.

ARTICLE III
REDEMPTION OF THE NOTES

Section 3.01         Optional Redemption by Company. (a) At any time prior to (x) the Par Call Date (as defined below) with respect to the 2024 Notes, the 2026 Notes, the 2029 Notes, the 2039 Notes and the 2049 Notes and (y) the Stated Maturity with respect to the 2021 Notes and the 2022 Notes, the Redeemable Notes may be redeemed at any time at the Company’s option in whole or from time to time in part at a redemption price equal to the greater of:

(i)          100% of the principal amount of the applicable series of Redeemable Notes being redeemed, or

(ii)         as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the applicable Redeemable Notes to be redeemed (not including any portion of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate (as defined below), plus:

•	10 basis points in the case of the 2021 Notes;

•	10 basis points in the case of the 2022 Notes;

•	15 basis points in the case of the 2024 Notes;

•	15 basis points in the case of the 2026 Notes;

•	20 basis points in the case of the 2029 Notes;

•	20 basis points in the case of the 2039 Notes; and

•	25 basis points in the case of the 2049 Notes.

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the Redeemable Notes to be redeemed to, but not including, the applicable date of redemption.

(b) At any time on or after the Par Call Date with respect to a series of Redeemable Notes, the Company may, at its option, redeem the Redeemable Notes at any time on or after the applicable Par Call Date, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the respective series of the Redeemable Notes to be redeemed to, but not including, the applicable date of redemption (such redemption, a “Par Call”). The 2021 Notes and the 2022 Notes shall not be subject to a Par Call.

(c) Notice of any redemption of the Redeemable Notes of each series shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable redemption price, shall state the manner in which such redemption price shall be calculated, if applicable. If the Company has given notice of redemption as provided in the Base Indenture and funds for the redemption of any Redeemable Notes of a series called for redemption have been made available on the applicable redemption date referred to in that notice, such Redeemable Notes will cease to bear interest on such applicable redemption date. Any interest accrued to such applicable redemption date will be paid as specified in such notice.

(d) The following defined terms used in this Article Three shall, unless the context otherwise requires, have the meanings specified below.

“Par Call Date” with respect to a series of Redeemable Notes shall mean the date set forth below.

•	With respect to the 2024 Notes, at any time on or after June 26, 2024 (one month prior to the maturity of the 2024 Notes);

•	With respect to the 2026 Notes, at any time on or after April 15, 2026 (two months prior to the maturity of the 2026 Notes);

•	With respect to the 2029 Notes, at any time on or after April 26, 2029 (three months prior to the maturity of the 2029 Notes);

•	With respect to the 2039 Notes, at any time on or after December 15, 2038 (six months prior to the maturity of the 2039 Notes); and

•	With respect to the 2049 Notes, at any time on or after April 26, 2049 (six months prior to the maturity of the 2049 Notes).

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, and Wells Fargo Securities, LLC , and any respective affiliates and successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any date of redemption, the arithmetic average of the quotations quoted in writing to us by each Reference Dealer of the average midmarket annual yield to maturity of the 2.250% U.S. Treasury Notes due April 30, 2021, with respect to the 2021 Notes, 2.250% U.S. Treasury Notes due April 15, 2022, with respect to the 2022 Notes, 2.250% U.S. Treasury Notes due April 30, 2024, with respect to the 2024 Notes, 2.375% U.S. Treasury Notes due April 30, 2026, with respect to the 2026 Notes, 2.625% U.S. Treasury Notes due February 15, 2029, with respect to the 2029 Notes, 3.375% U.S. Treasury Notes due November 15, 2048, with respect to the 2039 Notes, and 3.375% U.S. Treasury Notes due November 15, 2048, with respect to the 2049 Notes, or, if the applicable reference security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer at 5:00 p.m. (New York City time), on the third Business Day preceding such date of redemption.

(e) At or prior to the time of giving of any notice of redemption to the Holders of any Redeemable Notes to be redeemed, the Company shall deliver, if applicable, an Officer’s Certificate to the Trustee setting forth the calculation of the redemption price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the applicable redemption price, as so calculated and set forth in such Officer’s Certificate.

Section 3.02       Special Mandatory Redemption. If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Section 3.03         No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE IV
FORMS OF NOTES

Section 4.01        Form of Notes; Book Entry Provisions. (a) The Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in the corresponding Exhibit attached hereto (other than, with respect to (x) any additional Notes of any series of the Notes, changes related to issue date, issue price and first Interest Payment Date of such additional Notes and (y) any Exchange Notes of any series of the Notes, changes related to legends, transfer restrictions, CUSIP/ISIN numbers and other changes customary for registered notes). The Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Each Note shall be dated the date of its authentication.

(i)          The Initial Notes shall be offered and sold by the Company pursuant to the Purchase Agreement. The Notes shall be resold initially only (A) to persons reasonably believed to be QIBs in reliance on Rule 144A or (B) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in compliance with Regulation S. Notes may thereafter be transferred to, among others, purchasers reasonably believed to be QIBs, and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Notes initially resold pursuant to Rule 144A shall be issued in the form of one or more permanent Global Securities in fully registered form (collectively, the “Rule 144A Global Note”) and Notes initially resold pursuant to Regulation S shall be issued in the form of one or more permanent global securities in fully registered form (collectively, the “Regulation S Global Note”), in each case without interest coupons and with the Global Notes Legend and the applicable Restricted Notes Legend set forth in Section 4.02(d) hereof, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, as custodian for the Depository and registered in the name of the Custodian or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in this Tenth Supplemental Indenture.

(ii)        Beneficial interests in Regulation S Global Notes may be exchanged for interests in Rule 144A Global Notes of the same series if (1) such exchange occurs in connection with a transfer of Notes in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Note first delivers to the Trustee a written certificate (in the form of the Form of Exchange Certificate attached to the applicable Exhibit hereto) to the effect that the beneficial interest in the Regulation S Global Note, is being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

(iii)         Beneficial interests in Rule 144A Global Notes may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Note only if the transferor first delivers to the Trustee a written certificate (in the form of Exhibit A hereto) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S (if applicable).

(iv)        The Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as “Global Notes.” The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

(c)          This Section 4.01(c) shall apply only to a Global Note deposited with or on behalf of the Depository.

(i)         The Company shall execute and the Trustee shall, in accordance with this Section 4.01(c), authenticate and deliver initially one or more Global Notes that (A) shall be registered in the name of the Depository for such Global Note or the nominee of such Depository and (B) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee as custodian for the Depository.

(ii)          Members of, or participants in, the Depository (“Agent Members”) shall have no rights under this Tenth Supplemental Indenture with respect to any Global Note held on their behalf by the Depository or by the Trustee as custodian for the Depository or under such Global Note, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a Holder of a beneficial interest in any Global Note.

(iii)        None of the Trustee, any agent of the Trustee, any Paying Agent and the Security Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Tenth Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Tenth Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(d)          Except as provided in Section 4.02 or 4.03 hereof, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Notes in definitive form.

(e)          The terms and provisions contained in the Notes shall constitute, and are expressly made, a part of this Tenth Supplemental Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Tenth Supplemental Indenture, expressly agree to such terms and provisions and agree to be bound thereby. If there is any conflict between the terms of the Notes and this Tenth Supplemental Indenture, the terms of this Tenth Supplemental Indenture shall govern.

(f)          The Notes may be presented for registration of transfer and exchange at the offices of the Security Registrar.

Section 4.02         Special Transfer Provisions.

(a)          Restrictions on Transfer of a Note in definitive form for a Beneficial Interest in a Global Note. A definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

(i)          certification (in the form set forth on the reverse side of the Initial Note) that such definitive Note is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act; and

(ii)         written instructions directing the Trustee to make, or to direct the Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such definitive Note and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 4.03 hereof, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company order, a new Global Note in the appropriate principal amount.

(c)          Transfer and Exchange of Global Notes.

(i)          The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Tenth Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred. Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through a Regulation S Global Note, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

(ii)         If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii)        Notwithstanding any other provisions of this Tenth Supplemental Indenture (other than the provisions set forth in Section 4.03 hereof), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(iv)       In the event that a Global Note is exchanged for Notes in definitive form prior to the consummation of the Registered Exchange Offer or the effectiveness of the shelf registration statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this section (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(d)          Restrictions on Transfer of Regulation S Global Notes.

(i)          Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Company, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an available exemption from registration under the Securities Act or (E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. person or for the account or benefit of a U.S. person. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, pursuant to Rule 144 or Rule 144A and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in a Regulation S Global Note for an interest in a Rule 144A Global Note, the transferee must, at the request of the Company, deliver an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(ii)          Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(e)          Legend.

(i)           Except as permitted by the following paragraphs (ii), (iii), (iv) or (v) each Note certificate evidencing the Global Notes and the definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Note evidencing a Global Note offered and sold to QIBs pursuant to Rule 144A shall bear a legend in substantially the following form:

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

Each Note evidencing a Global Note offered and sold to non-U.S. persons outside the United States in reliance on Regulation S shall bear a legend substantially in the following form:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

Each Global Note shall bear a legend substantially in the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Each Note in definitive form shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(ii)         Upon any sale or transfer of a Transfer Restricted Note that is a definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

(iii)        After a transfer of any Initial Notes during the period of the effectiveness of a shelf registration statement with respect to such Initial Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(iv)         Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(v)          Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

(f)          By its acceptance of any Note bearing any legend in Section 4.02(e) hereof, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Tenth Supplemental Indenture and in such legend in Section 4.02(e) hereof and agrees that it shall transfer such Note only as provided in this Tenth Supplemental Indenture.

ARTICLE V
ORIGINAL ISSUE OF NOTES

Section 5.01         Original Issue of the 2020 Floating Rate Notes. 2020 Floating Rate Notes in the aggregate principal amount of $750,000,000 may, upon execution of this Tenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2020 Floating Rate Notes as in said Company Order provided.

Section 5.02         Original Issue of the 2022 Floating Rate Notes. 2022 Floating Rate Notes in the aggregate principal amount of $500,000,000 may, upon execution of this Tenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2022 Floating Rate Notes as in said Company Order provided.

Section 5.03        Original Issue of the 2021 Notes. 2021 Notes in the aggregate principal amount of $1,000,000,000 may, upon execution of this Tenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2021 Notes as in said Company Order provided.

Section 5.04        Original Issue of the 2022 Notes. 2022 Notes in the aggregate principal amount of $1,500,000,000 may, upon execution of this Tenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2022 Notes as in said Company Order provided.

Section 5.05        Original Issue of the 2024 Notes. 2024 Notes in the aggregate principal amount of $3,250,000,000 may, upon execution of this Tenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2024 Notes as in said Company Order provided.

Section 5.06        Original Issue of the 2026 Notes. 2026 Notes in the aggregate principal amount of $2,250,000,000 may, upon execution of this Tenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2026 Notes as in said Company Order provided.

Section 5.07        Original Issue of the 2029 Notes. 2029 Notes in the aggregate principal amount of $4,000,000,000 may, upon execution of this Tenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2029 Notes as in said Company Order provided.

Section 5.08        Original Issue of the 2039 Notes. 2039 Notes in the aggregate principal amount of $2,000,000,000 may, upon execution of this Tenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2039 Notes as in said Company Order provided.

Section 5.09        Original Issue of the 2049 Notes. 2049 Notes in the aggregate principal amount of $3,750,000,000 may, upon execution of this Tenth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2049 Notes as in said Company Order provided.

ARTICLE VI
GUARANTEES

Section 6.01         Future Guarantor. If the Merger is consummated and the Exchange Offers are withdrawn or otherwise not consummated in connection with the consummation of the Merger and the Notes remain outstanding, promptly following the consummation of the Merger, the Company shall cause Celgene to execute and deliver to the Trustee a supplemental indenture provided for by Section 6.02 hereof, whereby the Guarantor, as primary obligor and not merely as surety, will irrevocably and fully and unconditionally guarantee to each Holder of the Securities and to the Trustee and its successor and assigns on an unsecured, unsubordinated basis and equal in right of payment to all existing and future unsecured, unsubordinated indebtedness of the Guarantor, the punctual payment when due of all monetary obligations of the Company under the Indenture (with respect to the Securities and the obligations to the Trustee under Section 607 of the Base Indenture) and the Securities, whether for principal of or interest on the Securities (the “Guarantees”).

Section 6.02       Execution and Delivery of Guarantees. Pursuant to Section 6.01 hereof, the Company shall cause Celgene to execute and deliver to the Trustee a supplemental indenture substantially in the form set forth in Exhibit B hereto, or otherwise in form reasonably satisfactory to the Trustee, evidencing its Guarantees on substantially the terms set forth in this article.

ARTICLE VII
AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 7.01         Amendments, Supplements and Waivers. The Company and the Trustee may amend, supplement or waive any covenant or provision set forth in this Tenth Supplemental Indenture or any of the Notes as provided in Article Nine of the Base Indenture.

ARTICLE VIII
AMENDMENTS TO BASE INDENTURE

Section 8.01         Amendment to Section 101 of the Base Indenture. Section 101 of the Base Indenture is hereby amended by adding the following definitions thereto:

““Celgene” means Celgene Corporation, a Delaware corporation.”

““Guarantees” mean the Guarantor’s irrevocable, full and unconditional guarantee to each Holder of the Securities and to the Trustee and its successor and assigns on an unsecured, unsubordinated basis and equal in right of payment to all existing and future unsecured, unsubordinated indebtedness of the Guarantor, the punctual payment when due of all monetary obligations of the Company under the Indenture and the Securities, whether for principal of or interest on the Securities, if any.”

““Guarantor” means Celgene from and after the date, if any, that it executes a supplemental indenture guaranteeing the outstanding Securities until the date that such entity is released from its Guarantees.”

Section 8.02         Amendment to Section 111 of the Base Indenture. Solely as it relates to the Notes, Section 111 of the Base Indenture is hereby amended by adding the words “, Calculation Agent” after “Authenticating Agent”.

Section 8.03         Amendment to Section 305 of the Base Indenture. Solely as it relates to the Notes, Section 305 of the Base Indenture is hereby amended by adding the words “, Calculation Agent” after “Paying Agent” in the penultimate paragraph thereof.

Section 8.04         Amendment to Section 501 of the Base Indenture. Solely as it relates to the Notes, Section 501 of the Base Indenture is hereby amended by:

(a) (i) deleting the “.”and (ii) adding “; or” at the end of clause (7) thereof; and

(b) adding a new clause (8) that states: “the Guarantees with respect to the Securities are not issued as required under Section 6.01 of the Tenth Supplemental Indenture, dated as of May 16, 2019, or cease to be in full force and effect (except as contemplated by the terms thereof) or the Guarantor asserts in writing that its obligations under the Guarantees with respect to such series of Securities have ceased to be or otherwise are not in full force and effect (except as contemplated by the terms thereof), and the Guarantees have not been issued or returned to full force and effect within, or such assertion has not be rescinded, by the date that is 10 days after receipt of a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder to us from the Trustee or a Holder of outstanding Securities of any relevant series of Securities.”

Section 8.05         Amendment to Section 502 of the Base Indenture. Solely as it relates to the Notes, Section 502 of the Base Indenture is hereby amended by:

(a) (i) deleting the word “or” and (ii) adding “,” between the first instance of “(4) or (7)” in the first sentence of Section 502 thereof; and

(b) adding “or (8)” after the first instance of “(7)” in the first sentence of Section 502 thereof.

Section 8.06         Amendment to Section 901 of the Base Indenture. (a) Section 901 of the Base Indenture is hereby amended by:

(i)	adding the words “or the Guarantees” immediately after the words “in the Securities” to clause (1) thereof;

(ii)	adding the words “or in the Guarantees” after “any provision herein” to clause (3) thereof;

(iii)	(x) deleting the “.”and (y) adding “; or” at the end of clause (8) thereof; and

(iv)	adding a new clause (9) that states: “to provide for the guarantee by any Person of any series of previously issued and Outstanding Securities.”

(b) Solely as it relates to the Notes, Section 901 of the Base Indenture is hereby amended by:

(i)	(x) deleting the “.”and (y) adding “; or” at the end of clause (9) thereof; and

(ii)	adding a new clause (10) that states: “to make any change of the type described in the LIBOR Alternative Rate Provision.”

Section 8.07         Amendment to Section 902 of the Base Indenture. (a) Section 902 of the Base Indenture is hereby amended by:

(i)	(x) deleting the “.”and (y) adding “; or” at the end of clause (3) thereof; and

(ii)	adding a new clause (4) that states: “modify the Guarantees in any manner adverse to the Holders of the Notes.”

(b) Solely as it relates to the Notes, Section 902 of the Base Indenture is hereby amended by adding the words “(subject to the LIBOR Alternative Rate Provision)” after “of any premium on, or” to clause (1) thereof.

ARTICLE IX
MISCELLANEOUS

Section 9.01        Ratification of Indenture. The Indenture, as supplemented by this Tenth Supplemental Indenture, is in all respects ratified and confirmed, and this Tenth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 9.02         Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Tenth Supplemental Indenture.

Section 9.03         Governing Law. This Tenth Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 9.04        Separability. In case any one or more of the provisions contained in this Tenth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Tenth Supplemental Indenture or of the Notes, but this Tenth Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 9.05      Counterparts. This Tenth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Tenth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Tenth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Tenth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 9.06        Agents. The rights, benefits, privileges, protections, and immunities granted to the Trustee under the Indenture, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, including, but not limited to, Security Registrar, Paying Agent and Calculation Agent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed, all as of the day and year first above written.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ William Szablewski
Name:	William Szablewski
Title:	Assistant Treasurer

[Signature Page to Tenth Supplemental Indenture]

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ Laurence J. O’Brien
Name:	Laurence J. O’Brien
Title:	Vice President

[Signature Page to Tenth Supplemental Indenture]

EXHIBIT A

FORM OF CERTIFICATE TO BE
DELIVERED IN CONNECTION WITH
TRANSFERS PURSUANT TO REGULATION S

[Date]

Attention:

Re:

Bristol-Myers Squibb Company (the “Company”)
[applicable series of Notes] (the “Securities”)

Ladies and Gentlemen:

In connection with our proposed sale of $______________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)	the offer of the Securities was not made to a person in the United States;

(2)
either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(4)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)	we have advised the transferee of the transfer restrictions applicable to the Securities.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:

Authorized Signature

A-1

EXHIBIT B

FORM OF SUPPLEMENTAL INDENTURE
IN RESPECT OF THE GUARANTEES

_________ SUPPLEMENTAL INDENTURE, dated as of ____________, 20___ (this “_________ Supplemental Indenture”), among Celgene Corporation, a Delaware Corporation (the “Celgene”), Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)), as trustee under the Indenture referred to below (the “Trustee”).

RECITALS

WHEREAS, the Company and the Trustee have heretofore become parties to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), providing for the issuance of the Notes of the Company as defined therein (the “Notes”);

WHEREAS, the Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”);

WHEREAS, in connection with the Merger, on April 17, 2019 the Company commenced exchange offers (the “Exchange Offers”) and concurrent consent solicitations to exchange to any and all of the then outstanding notes of Celgene with an aggregate principal amount of $19,850,000,000 for notes that the Company intends to issue in connection with the Exchange Offers;

WHEREAS, Section 6.01 of the Tenth Supplemental Indenture provides that if the Merger is consummated and the Exchange Offers are withdrawn or otherwise not consummated in connection with the consummation of the Merger and the Notes remain outstanding, promptly following the consummation of the Merger, the Company shall cause Celgene to execute and deliver to the Trustee a supplemental indenture pursuant to which Celgene shall guarantee payment of the Securities, whereupon Celgene shall become a Guarantor for all purposes under the Indenture (Celgene, in such capacity as a Guarantor, the “Guarantor”);

WHEREAS, the Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial performance and condition of the Guarantor is dependent on the financial performance and condition of the Company, the obligations hereunder of which the Guarantor has guaranteed;

WHEREAS, the Company has agreed to fully and unconditionally guarantee the outstanding notes of Celgene on an unsubordinated unsecured basis pursuant to the supplemental indentures to be entered into by and between Celgene, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, to each of (i) the Indenture, dated as of October 7, 2010, (ii) the Indenture, dated as of August 9, 2012, (iii) the Indenture, dated as of August 6, 2013, (iv) the Indenture, dated as of May 15, 2014, (v) the Indenture, dated as of August 12, 2015, (vi) the Indenture, dated as of August 10, 2017, (vii) the Indenture, dated as of November 9, 2017 and (viii) the Indenture, dated as of February 20, 2018 (the “Bristol-Myers Squibb Guarantees”);

WHEREAS, pursuant to Section 901 of the Base Indenture, the parties hereto are authorized to execute and deliver this _________ Supplemental Indenture to amend the Indenture, without the consent of any Holder of the Securities;

WHEREAS, the Guarantor and the Company have requested that the Trustee execute and deliver this _________ Supplemental Indenture; and

WHEREAS, all things necessary to make this _________ Supplemental Indenture a valid agreement of the Guarantor and the Company, in accordance with its terms, have been done;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor, the Company and the Trustee mutually covenant and agree for the benefit of the Holders of the Securities as follows:

1.
Defined Terms. As used in this _________ Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this _________ Supplemental Indenture refer to this _________ Supplemental Indenture as a whole and not to any particular section hereof.

2.	Guarantees.

(a)
The Guarantor, as primary obligor and not merely as surety, hereby irrevocably and fully and unconditionally guarantees to each Holder of the Securities and to the Trustee and its successor and assigns (the “Guarantees”) on an unsecured, unsubordinated basis and equal in right of payment to all existing and future unsecured, unsubordinated indebtedness of the Guarantor the punctual payment when due of all monetary obligations of the Company under the Indenture (with respect to the Securities and the obligations to the Trustee under Section 607 of the Base Indenture) and the Securities, whether for principal of or interest on the Securities, on the terms and subject to the conditions set forth in this _________ Supplemental Indenture and agrees to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Guarantor.

(b)
The obligations of the Guarantor shall be limited to the maximum amount as shall, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the obligations of the Guarantor under the Guarantees not constituting a fraudulent conveyance or fraudulent transfer under applicable law, or being void or unenforceable under any law relating to insolvency of debtors.

(c)
The Guarantor further agrees that (to the fullest extent permitted by law) its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Indenture, the Securities or the obligations of the Company hereunder or thereunder, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same, or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor.

(d)
The Guarantor hereby waives (to the fullest extent permitted by law) the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that (except as otherwise provided in Section 3 hereof) its Guarantees shall not be discharged except by complete performance of the obligations contained in the Securities, the Indenture and the Guarantees. The Guarantees are a guarantee of payment and not of collection.

(e)
The Guarantees shall be continuing Guarantees and shall, subject to Section 3 hereof, (i) remain in full force and effect until payment in full of the principal amount of all Outstanding Securities (whether by payment at maturity, purchase, redemption, defeasance, retirement or other acquisition), (ii) be binding upon the Guarantor and (iii) inure to the benefit of and be enforceable by the Trustee, the Holders of Securities and their permitted successors, transferees and assigns.

(f)
The obligations of the Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced or terminated the obligations of the Guarantor hereunder and under the Guarantees (whether such payment shall have been made by or on behalf of the Company or by or on behalf of the Guarantor) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or the Guarantor or otherwise, all as though such payment had not been made.

3.	Termination, Release and Discharge.

(a)	The Guarantor will be automatically and unconditionally released from its obligations under the Indenture and with respect to the Guarantees (any of the following, a “Guarantee Release Condition”):

(i)
with respect to any series of Securities, as applicable, if the Company exercises its defeasance option or our covenant defeasance option as described in Section 403 of the Base Indenture with respect to such series of Securities or if the Company’s obligations under the Indenture are discharged in accordance with the terms of the Indenture with respect to such series of Securities;

(ii)	with respect to all series of Securities, on the date upon which the Guarantor (or any successor entity thereto) ceases to be a Domestic Subsidiary of the Company;

(iii)
with respect to all series of Securities, upon either (x) the substantially simultaneous termination, release or discharge of indebtedness for borrowed money of the Guarantor (including any release or discharge that would be conditioned on the release or discharge of the Guarantees hereunder or on the termination, release or discharge of any other guarantee or indebtedness for borrowed money) or (y) any other event or circumstance, in each case, as a result of which or upon which the aggregate principal amount of indebtedness for borrowed money issued or borrowed by the Guarantor constitutes no more than 20.0% of the aggregate principal amount of indebtedness for borrowed money of the Company and its subsidiaries, on a consolidated basis, as of such time; or

(iv)	if the Bristol-Myers Squibb Guarantees are released for any reason.

(b)
At the request of the Company, and upon delivery to the Trustee of an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent under the Indenture relating to such release have been complied with, the Trustee will, at the Company’s sole expense, execute any documents reasonably requested by the Company evidencing such release.

(c)	If the Guarantor is released from its obligations hereunder pursuant to this section, it shall cease to be a “Guarantor” as defined in and for purposes hereof.

4.	Notation Not Required. Neither the Company nor the Guarantor shall be required to make a notation on the Securities to reflect the Guarantees or any release thereof.

5.
Waiver of Subrogation. The Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under the Guarantees and the Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights in relation to the Trustee until all monetary obligations of the Company under the Indenture and the Securities, whether for principal of or interest on the Securities, are paid in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of the Indenture. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this __________ Supplemental Indenture and that the waiver set forth in this section is knowingly made in contemplation of such benefits.

6.
Parties. Nothing in this _________ Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders of the Securities and the Trustee, any legal or equitable right, remedy or claim under or with respect to the Guarantor’s Guarantee or any provision contained herein or in Article Six of the Tenth Supplemental Indenture.

7.	Governing Law. This _________ Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

8.
Adoption, Ratification and Confirmation. The Indenture, as supplemented by this _________ Supplemental Indenture, is in all respects ratified and confirmed, and this _________ Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

9.
Trustee Not Responsible for Recitals. The recitals in this _________ Supplemental Indenture are made by the Guarantor and the Company, and the Trustee assumes no responsibility for the correctness of such recitals. The Trustee makes no representations as to the validity or sufficiency of this _________ Supplemental Indenture.

10.
Counterparts. This _________ Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this _________ Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this _________ Supplemental Indenture as to the parties hereto and may be used in lieu of the original _________ Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

11.	Notices. Notice to the Guarantor shall be sufficient if addressed to the Guarantor care of the Company at the address, place and manner provided in Section 105 of the Base Indenture.

12.	Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

13.
Integral Part; Effect of Supplement on Indenture. This _________ Supplemental Indenture constitutes an integral part of the Base Indenture. Except for the amendments and supplements made by this _________ Supplemental Indenture, the Base Indenture shall remain in full force and effect as executed.

14.
Separability. In case any one or more of the provisions contained in this _________ Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this _________ Supplemental Indenture or of the Securities, but this _________ Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

IN WITNESS WHEREOF, the parties hereto have caused this _________ Supplemental Indenture to be duly executed as of the date first above written.

CELGENE CORPORATION

By:
Name:
Title:

BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

EXHIBIT C

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only

(2)	Applies to Rule 144A Notes only

(3)	Applies to Regulation S Notes only

(4)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

Senior Floating Rate Notes due 2020

CUSIP NO. [●](5)

ISIN NO. [●](6)

No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on November 16, 2020 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum quarterly on February 16, May 16, August 16 and November 16 of each year, commencing August 16, 2019, at said office or agency (except as provided below), in like coin or currency, at a floating rate, reset quarterly, equal to three-month LIBOR (as determined on the interest determination date (as defined below) in accordance with the next succeeding paragraphs) plus 0.200% per annum, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 16, May 16, August 16 and November 16 (each, a “floating rate interest payment date”) will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each floating rate interest payment date (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If a floating rate interest payment date (other than any maturity date or any earlier redemption date) is not a Business Day, then such floating rate interest payment date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such floating rate interest payment date shall be the immediately preceding Business Day. If the relevant maturity date or any earlier redemption date of any Notes falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after such maturity date or earlier redemption date, as applicable.

(5)	Rule 144A Note CUSIP:	110122 CE6
	Regulation S Note CUSIP:	U11009 BE3
(6)	Rule 144A Note ISIN:	US110122CE69
	Regulation S Note ISIN:	USU11009BE38

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the Senior Floating Rate Notes due 2020 (herein called the “Notes”), unlimited in aggregate principal amount.

The Notes will bear interest for each interest period at a rate determined by The Bank of New York Mellon, acting as calculation agent (the “Calculation Agent”). The interest rate on each series of Notes for each day of an interest period will be a rate equal to LIBOR as determined on the interest determination date plus the amount, per year, described herein.

The interest rate for each interest period will be reset for the Notes on February 16, May 16, August 16 and November 16 of each year (each such date, an “interest reset date”), and will be set for the initial interest period on the date of original issuance of the Notes. If any interest reset date would otherwise be a day that is not a Business Day, such interest reset date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such interest reset date shall be the immediately preceding Business Day. The initial interest period for the Notes will be the period from and including the original issuance date of the Notes to, but not including, the first interest reset date. Thereafter, an “interest period” shall mean the period from and including an interest reset date to, but not including, the next succeeding interest reset date and, in the case of the last such period, from and including the interest reset date immediately preceding the maturity date or any earlier redemption date, as the case may be, to, but not including, such maturity date or earlier redemption date.

The interest determination date for the initial interest period will be the date that is the second London Business Day preceding the date of original issuance of the Notes and for any other interest period will be the second London Business Day preceding the relevant interest reset date (the “interest determination date”). A “London Business Day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. Promptly upon determination, the Calculation Agent will inform the Company of the interest rate for the next interest period.

Absent manifest error, the determination of the interest rate by the Calculation Agent shall be conclusive and binding on the holders of the Notes, the Trustee and the Company. So long as LIBOR is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish LIBOR for any interest period, or that the Company proposes to remove such calculation agent, the Company shall appoint another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months as such rate appears on Bloomberg L.P.’s page “BBAM” at approximately 11:00 a.m., London time, on such interest determination date. If on an interest determination date, such rate does not appear on the Bloomberg L.P.’s page “BBAM” at approximately 11:00 a.m., London time, or if Bloomberg L.P.’s page “BBAM” is not available at such time, the Calculation Agent will obtain such rate from “Reuters Page LIBOR01.”

Subject to the immediately following paragraph, if no offered rate appears on Bloomberg L.P.’s page “BBAM” or “Reuters Page LIBOR01” on an interest determination date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and shall request each of their principal London offices to provide to the Calculation Agent a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1 million are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1 million that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

Notwithstanding the paragraph immediately above, if the Company, in its sole discretion, determines that LIBOR has been permanently discontinued and the Company has notified the Calculation Agent of such determination (a “LIBOR Event”), the Calculation Agent will use, as directed by the Company, as a substitute for LIBOR (the “Alternative Rate”) for each future floating rate interest determination date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions (“Adjustments”), in each case that are consistent with market practice for the use of such Alternative Rate. Notwithstanding the foregoing, if the Company determines that there is no alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR, the Company may, in its sole discretion, appoint an independent financial advisor (“IFA”) to determine an appropriate Alternative Rate and any Adjustments, and the decision of the IFA will be conclusive and binding on the Company, the Calculation Agent, the Trustee and the holders of Notes. If a LIBOR Event has occurred, but for any reason an Alternative Rate has not been determined or there is no such market practice for the use of such Alternative Rate (and, in each case, an IFA has not determined an appropriate Alternative Rate and Adjustments), the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period (for purposes hereof, this paragraph will be referred to as the “LIBOR Alternative Rate Provision”).

The amount of interest for each day that the Notes of any series are outstanding (the “daily interest amount”) will be calculated by dividing the floating interest rate in effect for such day for such series by 360 and multiplying the result by the principal amount of the Notes of such series (known as the “Actual/360” day count). The amount of interest to be paid on the Notes for any interest period will be calculated by adding the daily interest amounts for each day in such interest period.

The interest rate on the Notes will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

All percentages resulting from any calculation of any interest rate for the Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

Upon prior written request from any holder of the Notes, the Calculation Agent will provide the interest rate in effect on the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Special Mandatory Redemption

The Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”).

If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for and any Exchange Notes issued with respect to the Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:
*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)
☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

Bristol-Myers Squibb Company
430 East 29th Street, 14th Floor
New York, New York 10016

The Bank of New York Mellon
240 Greenwich Street, Floor 7 East
New York, New York 10286

Re:	Senior Floating Rate Notes due 2020

Reference is hereby made to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”), between Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:
Dated:

EXHIBIT D

(FORM OF FACE OF INITIAL NOTE)

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES, TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO BRISTOL-MYERS SQUIBB COMPANY, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only

(2)	Applies to Rule 144A Notes only

(3)	Applies to Regulation S Notes only

(4)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

Senior Floating Rate Notes due 2022

CUSIP NO. [●](5)

ISIN NO. [●](6)

No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on May 16, 2022 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum quarterly on February 16, May 16, August 16 and November 16 of each year, commencing August 16, 2019, at said office or agency (except as provided below), in like coin or currency, at a floating rate, reset quarterly, equal to three-month LIBOR (as determined on the interest determination date (as defined below) in accordance with the next succeeding paragraphs) plus 0.380% per annum, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any February 16, May 16, August 16 and November 16 (each, a “floating rate interest payment date”) will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each floating rate interest payment date (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. If a floating rate interest payment date (other than any maturity date or any earlier redemption date) is not a Business Day, then such floating rate interest payment date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such floating rate interest payment date shall be the immediately preceding Business Day. If the relevant maturity date or any earlier redemption date of any Notes falls on a day that is not a Business Day, the payment of principal and interest, if any, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after such maturity date or earlier redemption date, as applicable.

(5)	Rule 144A Note CUSIP:	110122 CF3
	Regulation S Note CUSIP:	U11009 BF0
(6)	Rule 144A Note ISIN:	US110122CF35
	Regulation S Note ISIN:	USU11009BF03

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the Senior Floating Rate Notes due 2022 (herein called the “Notes”), unlimited in aggregate principal amount.

The Notes will bear interest for each interest period at a rate determined by The Bank of New York Mellon, acting as calculation agent (the “Calculation Agent”). The interest rate on each series of Notes for each day of an interest period will be a rate equal to LIBOR as determined on the interest determination date plus the amount, per year, described herein.

The interest rate for each interest period will be reset for the Notes on February 16, May 16, August 16 and November 16 of each year (each such date, an “interest reset date”), and will be set for the initial interest period on the date of original issuance of the Notes. If any interest reset date would otherwise be a day that is not a Business Day, such interest reset date shall be the next succeeding Business Day, unless the next succeeding Business Day is in the next succeeding calendar month, in which case such interest reset date shall be the immediately preceding Business Day. The initial interest period for the Notes will be the period from and including the original issuance date of the Notes to, but not including, the first interest reset date. Thereafter, an “interest period” shall mean the period from and including an interest reset date to, but not including, the next succeeding interest reset date and, in the case of the last such period, from and including the interest reset date immediately preceding the maturity date or any earlier redemption date, as the case may be, to, but not including, such maturity date or earlier redemption date.

The interest determination date for the initial interest period will be the date that is the second London Business Day preceding the date of original issuance of the Notes and for any other interest period will be the second London Business Day preceding the relevant interest reset date (the “interest determination date”). A “London Business Day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. Promptly upon determination, the Calculation Agent will inform the Company of the interest rate for the next interest period.

Absent manifest error, the determination of the interest rate by the Calculation Agent shall be conclusive and binding on the holders of the Notes, the Trustee and the Company. So long as LIBOR is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish LIBOR for any interest period, or that the Company proposes to remove such calculation agent, the Company shall appoint another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months as such rate appears on Bloomberg L.P.’s page “BBAM” at approximately 11:00 a.m., London time, on such interest determination date. If on an interest determination date, such rate does not appear on the Bloomberg L.P.’s page “BBAM” at approximately 11:00 a.m., London time, or if Bloomberg L.P.’s page “BBAM” is not available at such time, the Calculation Agent will obtain such rate from “Reuters Page LIBOR01.”

Subject to the immediately following paragraph, if no offered rate appears on Bloomberg L.P.’s page “BBAM” or “Reuters Page LIBOR01” on an interest determination date at approximately 11:00 a.m., London time, then the Company will select four major banks in the London interbank market and shall request each of their principal London offices to provide to the Calculation Agent a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1 million are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Company will select three major banks in New York City and shall request each of them to provide to the Calculation Agent a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1 million that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.

Notwithstanding the paragraph immediately above, if the Company, in its sole discretion, determines that LIBOR has been permanently discontinued and the Company has notified the Calculation Agent of such determination (a “LIBOR Event”), the Calculation Agent will use, as directed by the Company, as a substitute for LIBOR (the “Alternative Rate”) for each future floating rate interest determination date, the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions (“Adjustments”), in each case that are consistent with market practice for the use of such Alternative Rate. Notwithstanding the foregoing, if the Company determines that there is no alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with market practice regarding a substitute for LIBOR, the Company may, in its sole discretion, appoint an independent financial advisor (“IFA”) to determine an appropriate Alternative Rate and any Adjustments, and the decision of the IFA will be conclusive and binding on the Company, the Calculation Agent, the Trustee and the holders of Notes. If a LIBOR Event has occurred, but for any reason an Alternative Rate has not been determined or there is no such market practice for the use of such Alternative Rate (and, in each case, an IFA has not determined an appropriate Alternative Rate and Adjustments), the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period (for purposes hereof, this paragraph will be referred to as the “LIBOR Alternative Rate Provision”).

The amount of interest for each day that the Notes of any series are outstanding (the “daily interest amount”) will be calculated by dividing the floating interest rate in effect for such day for such series by 360 and multiplying the result by the principal amount of the Notes of such series (known as the “Actual/360” day count). The amount of interest to be paid on the Notes for any interest period will be calculated by adding the daily interest amounts for each day in such interest period.

The interest rate on the Notes will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

All percentages resulting from any calculation of any interest rate for the Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward.

Upon prior written request from any holder of the Notes, the Calculation Agent will provide the interest rate in effect on the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Special Mandatory Redemption

The Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”).

If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for and any Exchange Notes issued with respect to the Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:
*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)
☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

Bristol-Myers Squibb Company
430 East 29th Street, 14th Floor
New York, New York 10016

The Bank of New York Mellon
240 Greenwich Street, Floor 7 East
New York, New York 10286

Re:	Senior Floating Rate Notes due 2022

Reference is hereby made to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”), between Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:
Dated:

EXHIBIT E

(FORM OF FACE OF INITIAL NOTE)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITORY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (THE “CUSTODIAN”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE CUSTODIAN, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE CUSTODIAN, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only

(2)	Applies to Rule 144A Notes only

(3)	Applies to Regulation S Notes only

(4)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

2.550% Senior Notes due 2021

CUSIP NO. [●](5)

ISIN NO. [●](6)

No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on May 14, 2021 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on May 14 and November 14 of each year, commencing November 14, 2019, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any May 14 and November 14 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each date on which interest is scheduled to be paid (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

(5)	Rule 144A Note CUSIP:	110122 BX5
	Regulation S Note CUSIP:	U11009 AX2
(6)	Rule 144A Note ISIN:	US110122BX59
	Regulation S Note ISIN:	USU11009AX28

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 2.550% Senior Notes due 2021 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to May 14, 2021, the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 10 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, and any respective affiliates and successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 2.250% U.S. Treasury Notes due April 30, 2021 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

The Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”).

If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for and any Exchange Notes issued with respect to the Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee*:
*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company (as such term is defined in Rule 144), the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)
☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

Bristol-Myers Squibb Company
430 East 29th Street, 14th Floor
New York, New York 10016

The Bank of New York Mellon
240 Greenwich Street, Floor 7 East
New York, New York 10286

Re:	2.550% Senior Notes due 2021

Reference is hereby made to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”), between Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

EXHIBIT F

(FORM OF FACE OF INITIAL NOTE)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITORY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (THE “CUSTODIAN”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE CUSTODIAN, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE CUSTODIAN, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only

(2)	Applies to Rule 144A Notes only

(3)	Applies to Regulation S Notes only

(4)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

2.600% Senior Notes due 2022

CUSIP NO. [●](5)

ISIN NO. [●](6)

No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on May 16, 2022 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on May 16 and November 16 of each year, commencing November 16, 2019, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any May 16 and November 16 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each date on which interest is scheduled to be paid (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

(5)	Rule 144A Note CUSIP:	110122 BY3
	Regulation S Note CUSIP:	U11009 AY0
(6)	Rule 144A Note ISIN:	US110122BY33
	Regulation S Note ISIN:	USU11009AY01

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 2.600% Senior Notes due 2022 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to May 16, 2022, the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 10 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, and any respective affiliates and successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 2.250% U.S. Treasury Notes due April 15, 2022 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

The Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”).

If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for and any Exchange Notes issued with respect to the Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint ,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company (as such term is defined in Rule 144), the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)
☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

Bristol-Myers Squibb Company
430 East 29th Street, 14th Floor
New York, New York 10016

The Bank of New York Mellon
240 Greenwich Street, Floor 7 East
New York, New York 10286

Re: 2.600% Senior Notes due 2022

Reference is hereby made to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”), between Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

EXHIBIT G

(FORM OF FACE OF INITIAL NOTE)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITORY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (THE “CUSTODIAN”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE CUSTODIAN, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE CUSTODIAN, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only

(2)	Applies to Rule 144A Notes only

(3)	Applies to Regulation S Notes only

(4)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

2.900% Senior Notes due 2024

CUSIP NO. [●](5)

ISIN NO. [●](6)

No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on July 26, 2024 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on January 26 and July 26 of each year, commencing January 26, 2020, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any January 26 and July 26 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each date on which interest is scheduled to be paid (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

(5)	Rule 144A Note CUSIP:	110122 BZ0
	Regulation S Note CUSIP:	U11009 AZ7
(6)	Rule 144A Note ISIN:	US110122BZ08
	Regulation S Note ISIN:	USU11009AZ75

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 2.900% Senior Notes due 2024 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to June 26, 2024 (“the Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 15 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable date of redemption.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, and any respective affiliates and successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 2.250% U.S. Treasury Notes due April 30, 2024 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

The Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”).

If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for and any Exchange Notes issued with respect to the Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint ,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company (as such term is defined in Rule 144), the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)
☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

Bristol-Myers Squibb Company
430 East 29th Street, 14th Floor
New York, New York 10016

The Bank of New York Mellon
240 Greenwich Street, Floor 7 East
New York, New York 10286

Re: 2.900% Senior Notes due 2024

Reference is hereby made to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”), between Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

EXHIBIT H

(FORM OF FACE OF INITIAL NOTE)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITORY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (THE “CUSTODIAN”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE CUSTODIAN, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE CUSTODIAN, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only

(2)	Applies to Rule 144A Notes only

(3)	Applies to Regulation S Notes only

(4)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

3.200% Senior Notes due 2026

CUSIP NO. [●](5)

ISIN NO. [●](6)

No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on June 15, 2026 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on June 15 and December 15 of each year, commencing December 15, 2019, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any June 15 and December 15 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each date on which interest is scheduled to be paid (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

(5)	Rule 144A Note CUSIP:	110122 CA4
	Regulation S Note CUSIP:	U11009 BA1
(6)	Rule 144A Note ISIN:	US110122CA48
	Regulation S Note ISIN:	USU11009BA16

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 3.200% Senior Notes due 2026 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to April 15, 2026 (“the Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 15 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable date of redemption.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, and any respective affiliates and successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 2.375% U.S. Treasury Notes due April 30, 2026 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

The Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”).

If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for and any Exchange Notes issued with respect to the Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint ,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company (as such term is defined in Rule 144), the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)
☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

Bristol-Myers Squibb Company
430 East 29th Street, 14th Floor
New York, New York 10016

The Bank of New York Mellon
240 Greenwich Street, Floor 7 East
New York, New York 10286

Re: 3.200% Senior Notes due 2026

Reference is hereby made to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”), between Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

EXHIBIT I

(FORM OF FACE OF INITIAL NOTE)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITORY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (THE “CUSTODIAN”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE CUSTODIAN, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE CUSTODIAN, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only

(2)	Applies to Rule 144A Notes only

(3)	Applies to Regulation S Notes only

(4)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

3.400% Senior Notes due 2029

CUSIP NO. [●](5)

ISIN NO. [●](6)

No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on July 26, 2029 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on January 26 and July 26 of each year, commencing January 26, 2020, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any January 26 and July 26 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each date on which interest is scheduled to be paid (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

(5)	Rule 144A Note CUSIP:	110122 CB2
	Regulation S Note CUSIP:	U11009 BB9
(6)	Rule 144A Note ISIN:	US110122CB21
	Regulation S Note ISIN:	USU11009BB98

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 3.400% Senior Notes due 2029 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to April 26, 2029 (“the Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 20 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable date of redemption.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, and any respective affiliates and successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 2.625% U.S. Treasury Notes due February 15, 2029 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

The Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”).

If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for and any Exchange Notes issued with respect to the Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company (as such term is defined in Rule 144), the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)
☐  inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

Bristol-Myers Squibb Company
430 East 29th Street, 14th Floor
New York, New York 10016

The Bank of New York Mellon
240 Greenwich Street, Floor 7 East
New York, New York 10286

Re: 3.400% Senior Notes due 2029

Reference is hereby made to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”), between Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

EXHIBIT J

(FORM OF FACE OF INITIAL NOTE)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITORY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (THE “CUSTODIAN”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE CUSTODIAN, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE CUSTODIAN, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only

(2)	Applies to Rule 144A Notes only

(3)	Applies to Regulation S Notes only

(4)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

4.125% Senior Notes due 2039

CUSIP NO. [●](5)

ISIN NO. [●](6)

No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on June 15, 2039 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on June 15 and December 15 of each year, commencing December 15, 2019, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any June 15 and December 15 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each date on which interest is scheduled to be paid (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

(5)	Rule 144A Note CUSIP:	110122 CC0
	Regulation S Note CUSIP:	U11009 BC7
(6)	Rule 144A Note ISIN:	US110122CC04
	Regulation S Note ISIN:	USU11009BC71

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 4.125% Senior Notes due 2039 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to December 15, 2038 (“the Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 20 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable date of redemption.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, and any respective affiliates and successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 3.375% U.S. Treasury Notes due November 15, 2048 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

The Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”).

If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for and any Exchange Notes issued with respect to the Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company (as such term is defined in Rule 144), the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)
☐  inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

Bristol-Myers Squibb Company
430 East 29th Street, 14th Floor
New York, New York 10016

The Bank of New York Mellon
240 Greenwich Street, Floor 7 East
New York, New York 10286

Re: 4.125% Senior Notes due 2039

Reference is hereby made to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”), between Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

EXHIBIT K

(FORM OF FACE OF INITIAL NOTE)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITORY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (THE “CUSTODIAN”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE CUSTODIAN, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE CUSTODIAN, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH BRISTOL MYERS SQUIBB COMPANY OR ANY AFFILIATE OF BRISTOL MYERS SQUIBB COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO BRISTOL MYERS SQUIBB COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO BRISTOL MYERS SQUIBB COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only

(2)	Applies to Rule 144A Notes only

(3)	Applies to Regulation S Notes only

(4)	Applies to Notes in definitive form only

BRISTOL-MYERS SQUIBB COMPANY

4.250% Senior Notes due 2049

CUSIP NO. [●](5)

ISIN NO. [●](6)

No. [●]	Principal Amount $[●]

BRISTOL-MYERS SQUIBB COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Custodian, or registered assigns, the principal sum of $[●] on October 26, 2049 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semi-annually on April 26 and October 26 of each year, commencing October 26, 2019, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any April 26 and October 26 will, except as provided in the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the date that is 15 calendar days prior to each date on which interest is scheduled to be paid (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

(5)	Rule 144A Note CUSIP:	110122 CD8
	Regulation S Note CUSIP:	U11009 BD5
(6)	Rule 144A Note ISIN:	US110122CD86
	Regulation S Note ISIN:	USU11009BD54

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 4.250% Senior Notes due 2049 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, BRISTOL-MYERS SQUIBB COMPANY has caused this Note to be duly executed.

Dated:	BRISTOL-MYERS SQUIBB COMPANY

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Officer

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

At any time prior to April 26, 2049 (“the Par Call Date”), the Notes may be redeemed at any time (the “Redemption Date”) at the Company’s option in whole or from time to time in part at a redemption price (the “Redemption Price”) equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed, or

(b) as calculated by the Quotation Agent, the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued as of the applicable Redemption Date) discounted to the applicable Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Reference Dealer Rate plus 25 basis points;

plus, in each of the cases (a) and (b) above, accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable Redemption Date.

In addition, at any time on or after the Par Call Date, the Notes may be redeemed at the Company’s option, in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the Notes to be redeemed to, but not including, the applicable date of redemption.

Notice of any redemption of the Notes shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Base Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price shall state the manner in which the Redemption Price shall be calculated. If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date. Any interest accrued to the Redemption Date will be paid as specified in such notice.

“Quotation Agent” means one of the Reference Dealers selected by the Company.

“Reference Dealer” means (a) each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, and any respective affiliates and successors of each of the foregoing, unless, in each case, any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute another Primary Treasury Dealer and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Dealer Rate” means, with respect to any Redemption Date, the arithmetic average of the quotations quoted in writing to the Company by each Reference Dealer of the average midmarket annual yield to maturity of the 3.375% U.S. Treasury Notes due November 15, 2048 or, if such security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

At or prior to the time of giving any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price applicable to such redemption. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price as so calculated and set forth in such Officers’ Certificate.

Special Mandatory Redemption

The Company has entered into the Agreement and Plan of Merger, dated January 2, 2019, by and among the Company, Celgene Corporation, a Delaware corporation (“Celgene”), and Burgundy Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), as amended from time to time, which provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of the Company (the “Merger”).

If (i) the consummation of the Merger does not occur on or before July 30, 2020 or (ii) the Company notifies the Trustee that it will not pursue the consummation of the Merger (each of (i) and (ii), a “Special Mandatory Redemption Trigger”), the Company will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, it will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of the Depository, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Mandatory Redemption Date will be payable on such interest payment dates to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

For the avoidance of doubt, Article Eleven of the Base Indenture shall not apply to the Special Mandatory Redemption.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes. Any such additional Notes, together with the Notes herein provided for and any Exchange Notes issued with respect to the Notes in accordance with the Registration Rights Agreement, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 240 Greenwich Street, Floor 7 East, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	,
as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date:

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company (as such term is defined in Rule 144), the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐ to the Company; or

(2)	☐ pursuant to an effective registration statement under the Securities Act; or

(3)
☐  inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4)	☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5)	☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

Bristol-Myers Squibb Company
430 East 29th Street, 14th Floor
New York, New York 10016

The Bank of New York Mellon
240 Greenwich Street, Floor 7 East
New York, New York 10286

Re: 4.250% Senior Notes due 2049

Reference is hereby made to the Indenture, dated as of June 1, 1993 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 4, 1998, the Second Supplemental Indenture, dated as of September 28, 2001, the Third Supplemental Indenture, dated as of August 18, 2003, the Fourth Supplemental Indenture, dated as of November 20, 2006, the Fifth Supplemental Indenture, dated as of May 1, 2008, the Sixth Supplemental Indenture, dated as of July 31, 2012, the Seventh Supplemental Indenture, dated as of October 31, 2013, the Eighth Supplemental Indenture, dated as of May 5, 2015, the Ninth Supplemental Indenture, dated as of February 27, 2017, and the Tenth Supplemental Indenture, dated as of May 16, 2019 (as so supplemented, the “Indenture”), between Bristol-Myers Squibb Company (the “Company”) and The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)) as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.